                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)          JULY 10, 1998
                                                              -------------

                      FIRST NBC CREDIT CARD MASTER TRUST
--------------------------------------------------------------------------------
                         (Issuer of the Certificates)


                        FIRST NATIONAL BANK OF COMMERCE
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            (Exact name of registrant as specified in its charter)


        LOUISIANA                 333-24023                  72-0269760
        ---------                 ---------                  ----------
(State or other jurisidiction  (Commission File     (IRS Employer Identification
    of incorporation)               Number)                    Number)



210 BARONNE STREET, NEW ORLEANS, LOUISIANA                              70112
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(Address of principal executive offices)                              (Zip Code)


            504/623-1371
----------------------------------------
Registrant's telephone number, including area code


                                      N/A
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(Former name, former address and former fiscal year, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)     Exhibits


      EXHIBIT NO.      DOCUMENT DESCRIPTION
      -----------      --------------------

          20.1         Monthly Servicer's Certificate, Series 1997-1

          20.2         Monthly Holders' Statement, Series 1997-1

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 FIRST NATIONAL BANK OF COMMERCE
                                 Registrant



                                 By:     /s/ Thomas L. Callicutt, Jr.
                                      -----------------------------------------
                                      Thomas L. Callicutt, Jr.
                                      Louisiana Banc One Corporation
                                      Executive Vice President, Controller and
                                      Principal Accounting Officer



Date:  July 21, 1998
       -------------

                               INDEX TO EXHIBITS


EXHIBIT NO.     DOCUMENT DESCRIPTION                         SEQUENTIAL PAGE NO.
-----------     --------------------                         -------------------

   20.1         Monthly Servicer's Certificate, Series 1997-1          5

   20.2         Monthly Holders' Statement, Series 1997-1             10